UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 16, 2013

_____________________________

COPART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23255	94-2867490
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14185 Dallas Parkway, Suite 300

Dallas, Texas  75254

 (Address of principal executive offices, including zip code)

(972) 391-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Copart, Inc. (“Copart”) held its 2013 annual meeting of stockholders on December 16, 2013 (the “Annual Meeting”). Of the 125,547,268 shares of Copart’s common stock outstanding as of October 28, 2013, 119,089,513 shares were represented at the Annual Meeting, either in person or by proxy, constituting 94.86% of the outstanding shares of common stock. The matters voted on at the Annual Meeting and the votes cast with respect to each such matter are set forth below.

1.

Election of Directors by the holders of common stock. The following nominees were elected by the holders of common stock to serve as directors, each to hold office until Copart’s 2014 annual meeting of stockholders or until his respective successor has been duly elected and qualified or his earlier resignation or removal:

Nominee	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Willis J. Johnson	108,250,520	4,484,336	-	6,354,657
A. Jayson Adair	110,537,557	2,197,299	-	6,354,657
Matt Blunt	109,325,062	3,409,794	-	6,354,657
Steven D. Cohan	109,465,161	3,269,695	-	6,354,657
Daniel J. Englander	103,782,316	8,952,540	-	6,354,657
James E. Meeks	107,103,618	5,631,238	-	6,354,657
Vincent W. Mitz	97,869,452	14,865,404	-	6,354,657
Thomas N. Tryforos	111,361,742	1,373,114	-	6,354,657

2.

Amendment and Restatement of the 2007 Equity Incentive Plan and the Increase in the Number of Shares Reserved for Issuance Thereunder. The amendment and restatement of the 2007 Equity Incentive Plan and the increase in the number of shares as disclosed in our proxy statement was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
81,235,161	31,385,634	114,061	6,354,657

3.

Grant of Stock Options to Our Chief Executive Officer and our President. The grant of stock options to our chief executive officer and our president as disclosed in our proxy statement was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
76,329,413	34,680,538	1,724,905	6,354,657

4.

Advisory Vote on Executive Compensation. On an advisory basis, the compensation of our named executive officers for the year ended July 31, 2013 as disclosed in our proxy statement was approved by our stockholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
110,612,065	1,772,454	350,337	6,354,657

5.

Ratification of Selection of Independent Registered Public Accounting Firm. The selection of Ernst & Young LLP as Copart’s independent registered public accounting firm for the fiscal year ending July 31, 2014, was ratified based on the following results of voting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
117,330,288	1,704,017	55,208	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COPART, INC.

By:	/s/ Paul A. Styer
Paul A. Styer Senior Vice President, General Counsel, and Secretary

Date:  December 16, 2013